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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported)     December 10, 1998
                                                  -------------------------

                             PACCAR FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)

              Washington                             91-6029712
     -------------------------------    ------------------------------------
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
      incorporation or organization)


          777 - 106th Avenue N.E., Bellevue, Washington          98004
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          Address of Principal Executive Offices)              (Zipcode)

     Registrant's telephone number, including area code: (425) 468-7100
                                                        -----------------

           ----------------------------------------------------
           (Former name, former address and former fiscal year,
                      if changed since last report)

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ITEM 5.  OTHER EVENTS.

As discussed in Note D of the Company's September 1998 10-Q, the Company suspended work with its primary loan system vendor due to unresolved cost and scheduling issues. On November 23, 1998, the Company terminated the contract with the vendor. As a result, the Company charged $7.5 million against pre-tax income ($4.6 million after-tax) in November 1998.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PACCAR Financial Corp.
                                                  (Registrant)


Date:   December 10, 1998               By:  A. J. Wold


                                             --------------------------
                                             A. J. Wold
                                             President